INVESTOR PRESENTATION: FIRST QUARTER 2023

Safe Harbor and Other Information 3 Company Overview 4 Q1 2023 Results 14 Appendix 19 2 TABLE OF CONTENTS

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including, without limitation, statements regarding our second quarter and annual fiscal 2023 results, relate to our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company’s control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements, including any financial targets or estimates, whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10- K for the fiscal year ended January 28, 2023, and otherwise in our reports and filings with the Securities and Exchange Commission, as well as the following factors: risks related to changes in global economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits; risks related to recent inflationary pressures with respect to labor and raw materials and global supply chain constraints that have, and could continue, to affect freight, transit, and other costs; risks related to geopolitical conflict, including the on-going hostilities in Ukraine, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; risks related to our failure to engage our customers, anticipate customer demand and changing fashion trends, and manage our inventory; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to execute on our strategic and growth initiatives, including those outlined in our Always Forward Plan; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate, including as a result of earnings and losses generated from our international operations, may result in volatility in our results of operations; risks and uncertainty related to the COVID-19 pandemic and any other adverse public health developments; risks associated with corporate responsibility issues; risks related to cybersecurity threats and privacy or data security breaches; and the potential loss or disruption to our information systems. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. As used in this presentation, unless otherwise defined, references to "Abercrombie" includes the company's Abercrombie & Fitch and abercrombie kids brands and references to "Hollister" include the company's Hollister, Gilly Hicks, and Social Tourist brands. 3

Abercrombie & Fitch Co. is a global, digitally-led, omnichannel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'Being here for you on the journey to being and becoming who you are' fuels our purpose-led brands and our global associates 4

COMPANY OVERVIEW 5 OUR BRANDS

for kids through millenials

COMPANY OVERVIEW GROWTH FOCUS, LEVERAGING TRANSFORMED OPERATING MODEL 2017 2022 2025 REVENUE $3.7B $4.1-$4.3B $5.0B OPERATING MARGIN 3% 8%+ 10%+ LONG-TERM ASPIRATION OUR JOURNEY STABILIZE TRANSFORM TARGET 2023 GROW GOAL ALWAYS FORWARD PLAN 7

COMPANY OVERVIEW SALES & PROFITABILITY HISTORY 8 Fiscal Net Sales (in $ billions) Gross Profit Rate (as a % of net sales) Operating Income (Loss) (in $ millions) COVID CLOSURE IMPACT COVID CLOSURE IMPACT TRANSFORM PHASE: Gross Profit Rate improvement 2019-2021 primarily from AUR Decrease from 2021 primarily driven by 520 basis point decline y/y due to elevated freight and raw material cost

COMPANY OVERVIEW ALWAYS FORWARD PLAN EXECUTE FOCUSED BRAND GROWTH PLANS •Data driven approach to store expansion •Grow brand lovers through digital marketing and social selling ACCELERATE AN ENTERPRISE-WIDE DIGITAL REVOLUTION •"Know Them Better" - continued expansion and acceleration of investments in customer analytics to improve customer engagement •"Wow Them Everywhere" - continued investments in people, systems, and processes to improve the end-to-end customer experience OPERATE WITH FINANCIAL DISCIPLINE •Operate with a more agile cost structure •Seek expense efficiencies while protecting investments in digital, technology and store growth 2025 TARGETS: $4.1B - $4.3B REVENUES 8%+ OPERATING MARGIN $600M MINIMUM FREE CASH FLOW GENERATION OVER 3 YEARS LONG-TERM GOAL OF $5B IN REVENUES AND A 10%+ OPERATING MARGIN 1 2 3 9 ALWAYS FORWARD PLAN INTRODUCED AT JUNE 2022 INVESTOR DAY ALWAYS FORWARD PLAN PILLARS

COMPANY OVERVIEW FOCUSED BRAND GROWTH 10 PRODUCT FRANCHISES & EXTENSIONS 1 • Active (YPB in A&F) • A&F Best Dressed Guest • Graphics Licensing DIGITAL CUSTOMER ACQUISITION • Influencer Channel • Social Commerce (Instagram, TikTok, WeChat) • Affiliate Sales GEOGRAPHIC EXPANSION • Physical/Digital Experiences • U.S. & International Stores • Wholesale & Digital Marketplaces PRODUCT VOICE EXPERIENCE

COMPANY OVERVIEW 11 • Personalization • Fast, Digital Product Testing • Real Estate Location Analytics • Modernize Foundation (Retail ERP, Data Infrastructure) • Consistency In Store and At Home • Powerful, Modern Loyalty Program ENTERPRISE-WIDE DIGITAL REVOLUTION2

COMPANY OVERVIEW (1) Reflected as a percent of net sales. 12 $3.7B 56.9% 2022 54.5% 2.5% 2025 TARGET OPERATING EXPENSE (1) $4.1B-$4.3B 60% - 63% 52% - 53% 8%+OPERATING INCOME (1) GROSS MARGIN expansion from 2022 on improved AUR and lower AUC through net reduction in freight and raw materials costs OPERATING EXPENSE leverage from sales volume, net of expected inflation and investments in digital infrastructure, marketing GROSS PROFIT (1) NET SALES FINANCIAL DISCIPLINE3 $3.7B 62.3% 2021 53.3% 9.2%

2023 Q1 RESULTS 13 DRIVEN BY ABERCROMBIE BRANDS RECORD Q1 SALES (+14% Y/Y) $836M 2023 Q1 (+3%Y/Y) BENEFITING FROM AUR GROWTH AND LOWER FREIGHT COSTS 61.0% (+570 BPS Y/Y) $34.0M DRIVEN BY HOLLISTER BRANDS (20)% Y/Y 4.1% (+530 BPS Y/Y) ALWAYS FORWARD HIGHLIGHTS “Fiscal 2023 is off to a strong start with first quarter net sales and operating margin above our expectations. Net sales grew 3% to last year, led by Abercrombie brands where we grew 14%, achieving the highest first quarter sales in more than a decade.” Fran Horowitz | CEO, Abercrombie & Fitch Co. SALES GROSS MARGIN INVENTORY OPERATING INCOME OR

2023 Q1 RESULTS +14% Y/Y $813 $805 $880 $1,200 $836 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $384 $368 $422 $560 $436 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $429 $437 $458 $639 $400 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 14 Total Company Net Sales (in $ millions) Abercrombie Brands Net Sales (in $ millions) Hollister Brands Net Sales (in $ millions) • Highest Q1 net sales since 2014 • Net sales up 3% to last year • Net sales up 4% on a constant currency basis(1) • Decade-high Q1 sales for the brand • Consistent growth across genders, channels and geographies • 52% of total net sales • Delivered significant Y/Y gross profit rate improvement and Y/Y inventory reduction • 48% of total net sales (1) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Refer to the Appendix for further details. 2023 Q1 SALES RESULTS +3% Y/Y -7% Y/Y

2023 Q1 RESULTS • Year-over-year AUR growth • Benefit from lower freight costs (approx. +760 bps), AUR growth (approx. +230 bps) • Offset by higher raw materials costs (approx. -320bps) and foreign currency (approx. -100bps) 55.3% 57.9% 59.2% 55.7% 61.0% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $(10) $(2) $18 $87 $34 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 15 Gross Profit Rate (as a % of net sales) Operating Income (Loss) (in $ millions) • Driven by year-over-year increase in gross profit • Offset by increased investment in technology, expense inflation 2023 Q1 GROSS PROFIT/ OPERATING INCOME +570 bps YoY +$44M YoY

2023 Q1 RESULTS CASH & EQUIVALENTS • $447M as compared to $468M last year INVENTORIES • $448M, down 20% from last year SHORT-TERM BORROWINGS • No borrowings outstanding under the company's senior secured revolving credit facility ("ABL Facility") • $311M of borrowing available under ABL Facility as of April 29, 2023 GROSS LONG-TERM BORROWINGS • $300M outstanding compared with $308M last year TOTAL LIQUIDITY (1) • $758M as compared to $783M last year (1) Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 16 Inventory 2023 Q1 FINANCIAL POSITION

OUTLOOK 17 2023 FISCAL OUTLOOK • Net sales growth in the range of 2 to 4% from $3.7 billion in 2022. This is an increase to the previous outlook of up 1 to 3%. The current outlook assumes that Abercrombie will continue to outperform Hollister and the U.S. will continue to outperform International. Also, fiscal 2023 includes a 53rd week for reporting purposes, along with net store expansion. The 53rd week is estimated to add approximately $45 million to total net sales in the fourth quarter and full year of 2023. • Operating margin to be in a range of 5 to 6%. This range improves from the previous outlook of 4 to 5%. The current outlook includes a benefit of around 250 basis points from full year 2022 levels on expected net improvement in freight and raw material costs, partially offset by modest operating margin deleverage from the combination of inflation and increased operating expense investment for the 2025 Always Forward Plan initiatives, including an upgrade of our retail merchandising ERP system. • Effective tax rate to be in the high-30s. This replaces the previous outlook of mid-40s. The current outlook assumes the continued inability to realize benefits on certain expected tax losses incurred outside of the U.S., although to a lesser extent than the prior outlook provided. • Capital expenditures of approximately $160 million. The following outlook replaces all previous full year guidance. For fiscal 2023, the company now expects:

OUTLOOK 18 2023 Q2 QUARTERLY OUTLOOK For the second quarter of fiscal 2023, the company expects: • Net sales growth to be in the range of 4 to 6% compared to fiscal second quarter 2022 level of $805 million. • Operating margin to be in the range of 2 to 3% compared to breakeven in Q2 2022 period on expected net improvement in freight and raw material costs, partially offset by modest operating margin deleverage from the combination of inflation and increased operating expense investment for the 2025 Always Forward Plan initiatives, including an upgrade of our retail merchandising ERP system. • Effective tax rate around 50% with the rate being sensitive to the jurisdictional mix and level of income.

19 APPENDIX

APPENDIX INCOME STATEMENT (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. (2) Gross profit rate of 61.0%, up approximately 570 basis points as compared to last year. The year-over-year improvement was primarily driven by year-over-year AUR growth and a benefit from lower freight costs partially offset by higher cotton costs and an adverse impact from foreign currency. GAAP (in thousands) Q1 2023   % OF NET SALES Q1 2022   % OF NET SALES NET SALES $835,994 100.0% $812,762 100.0% GROSS PROFIT (1) (2) 509,794 61.0% 449,546 55.3% OPERATING EXPENSE 478,680 57.3% 463,114 57.0% OTHER OPERATING INCOME, NET (2,894) (0.3)% (3,842) (0.5)% OPERATING INCOME (LOSS) 34,008 4.1% (9,726) (1.2)% INTEREST EXPENSE, NET 3,443 0.4% 7,307 0.9% INCOME (LOSS) BEFORE INCOME TAXES 30,565 3.7% (17,033) (2.1)% INCOME TAX EXPENSE (BENEFIT) 12,718 1.5% (2,187) (0.3)% NET INCOME (LOSS) $16,571 2.0% $(16,469) (2.0)% NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO A&F BASIC $0.33 $(0.32) DILUTED $0.32 $(0.32) WEIGHTED-AVERAGE SHARES BASIC 49,574 52,077 DILUTED 51,467 52,077 20

APPENDIX (in thousands) Q1 2023 % OF NET SALES Q1 2022 % OF NET SALES 1 YR Δ BPS (3) STORES AND DISTRIBUTION 331,613 39.7% 337,543 41.5% (180) MARKETING, GENERAL & ADMINISTRATIVE 142,631 17.1% 122,149 15.0% 210 ASSET IMPAIRMENT 4,436 0.5% 3,422 0.4% 10 TOTAL OPERATING EXPENSE - GAAP $478,680 57.3% $463,114 57.0% 30 RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSE TOTAL OPERATING EXPENSE - GAAP 478,680 57.3% 463,114 57.0% 30 EXCLUDED ITEMS (4) 4,436 0.5% 3,422 0.4% 10 TOTAL ADJUSTED OPERATING EXPENSE - NON-GAAP $474,244 56.7% $459,692 56.6% 10 (1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. (4) Excluded items consist of pre-tax store and other asset impairment charges for the current year and pre-tax store asset impairment charges for the prior year, respectively. Refer to the Appendix for further details. OPERATING EXPENSE 21

APPENDIX (in thousands) APRIL 29, 2023 JANUARY 28, 2023 APRIL 30, 2022 CASH AND EQUIVALENTS $446,952 $517,602 $468,378 RECEIVABLES 106,149 104,506 88,807 INVENTORIES 447,806 505,621 562,510 OTHER CURRENT ASSETS 107,684 100,289 93,179 TOTAL CURRENT ASSETS $1,108,591 $1,228,018 $1,212,874 PROPERTY AND EQUIPMENT, NET 550,810 551,585 497,976 OPERATING LEASE RIGHT-OF-USE ASSETS 692,699 723,550 671,991 OTHER ASSETS 205,978 209,947 224,462 TOTAL ASSETS $2,558,078 $2,713,100 $2,607,303 ACCOUNTS PAYABLE $221,587 $258,895 $311,352 ACCRUED EXPENSES 340,331 413,303 320,681 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 188,520 213,979 195,599 INCOME TAXES PAYABLE 19,023 16,023 25,400 TOTAL CURRENT LIABILITIES $769,461 $902,200 $853,032 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 682,996 713,361 662,322 LONG-TERM BORROWINGS, NET 297,172 296,852 303,901 OTHER LIABILITIES 97,476 94,118 83,243 TOTAL LONG-TERM LIABILITIES $1,077,644 $1,104,331 $1,049,466 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 701,857 694,841 695,361 NONCONTROLLING INTEREST 9,116 11,728 9,444 TOTAL STOCKHOLDERS' EQUITY $710,973 $706,569 $704,805 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $2,558,078 $2,713,100 $2,607,303 22 BALANCE SHEET

APPENDIX YEAR TO DATE PERIOD ENDED (in thousands) APRIL 29, 2023 APRIL 30, 2022 NET CASH USED FOR OPERATING ACTIVITIES $(560) $(217,787) PURCHASES OF PROPERTY AND EQUIPMENT (46,391) (26,292) PROCEEDS FROM THE SALE OF PROPERTY AND EQUIPMENT — 7,751 NET CASH USED FOR INVESTING ACTIVITIES $(46,391) $(18,541) PURCHASES OF COMMON STOCK — (100,000) OTHER FINANCING ACTIVITIES (21,956) (16,945) NET CASH USED FOR FINANCING ACTIVITIES $(21,956) $(116,945) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (1,998) (2,617) NET DECREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(70,905) $(355,890) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $527,569 $834,368 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $456,664 $478,478 STATEMENT OF CASH FLOWS 23

APPENDIX SINCE THE START OF 2021, THE COMPANY REPURCHASED APPROXIMATELY 15 MILLION SHARES FOR APPROXIMATELY $503 MILLION. THERE ARE APPROXIMATELY $232 MILLION REMAINING UNDER OUR PREVIOUSLY AUTHORIZED SHARE REPURCHASE PROGRAM. SHARE REPURCHASES (1) (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST TOTAL FY 2021 10,200 $377,290 $36.99 $377,290 FY 2022 4,770 $125,775 $26.37 $125,775 YTD 2023 — $— $— $— (in thousands) FY 2020 FY 2021 FY 2022 Q1 2023 ENDING SHARES OUTSTANDING 62,399 52,985 49,002 50,062 24 SHARE REPURCHASES (1) As part of publicly announced plans or programs.

APPENDIX (1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. (in thousands) Q1 2023 GAAP EXCLUDED ITEMS Q1 2023 NON-GAAP ASSET IMPAIRMENT $4,436 $4,436 $— OPERATING INCOME 34,008 (4,436) 38,444 INCOME BEFORE TAXES 30,565 (4,436) 35,001 INCOME TAX EXPENSE (1) 12,718 (1,187) 13,905 NET INCOME $16,571 $(3,249) $19,820 NET INCOME PER DILUTED SHARE $0.32 $(0.06) $0.39 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 51,467 51,467 (in thousands) Q1 2022 GAAP EXCLUDED ITEMS Q1 2022 NON-GAAP ASSET IMPAIRMENT $3,422 $3,422 $— OPERATING LOSS (9,726) (3,422) (6,304) LOSS BEFORE TAXES (17,033) (3,422) (13,611) INCOME TAX BENEFIT (1) (2,187) (918) (1,269) NET LOSS $(16,469) $(2,504) $(13,965) NET LOSS PER DILUTED SHARE $(0.32) $(0.05) $(0.27) DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 52,077 52,077 RECONCILIATION OF GAAP TO NON-GAAP RESULTS 25 STATEMENT OF OPERATIONS

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

STATEMENT OF OPERATIONS

NET SALES	Q1 2023	Q1 2022	Δ %
GAAP	$835,994	$812,762	3%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(8,597)	1%
NON-GAAP CONSTANT CURRENCY BASIS	$835,994	$804,165	4%

GROSS PROFIT	Q1 2023	Q1 2022	Δ BPS [2]
GAAP	$509,794	$449,546	570
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(12,601)	100
NON-GAAP CONSTANT CURRENCY BASIS	$509,794	$436,945	670

OPERATING INCOME (LOSS)	Q1 2023	Q1 2022	Δ BPS [2]
GAAP	$34,008	$(9,726)	530
EXCLUDED ITEMS [3]	(4,436)	(3,422)	(10)
ADJUSTED NON-GAAP	$38,444	$(6,304)	540
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(8,639)	110
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$38,444	$(14,943)	650

NET INCOME (LOSS) PER DILUTED SHARE	Q1 2023	Q1 2022	Δ $
GAAP	$0.32	$(0.32)	$0.64
EXCLUDED ITEMS, NET OF TAX [3]	(0.06)	(0.05)	(0.01)
ADJUSTED NON-GAAP	$0.39	$(0.27)	$0.66
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(0.12)	0.12
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$0.39	$(0.39)	$0.78

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excluded items consist of pre-tax store asset impairment charges.



A&F Co. | APPENDIX

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RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES BY BRAND AND GEOGRAPHY

(in thousands)	Q1 2023	Q1 2022 GAAP	Q1 2022 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	Q1 2022 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY BRAND:						
ABERCROMBIE (2)	436,044	383,928	(3,414)	380,514	14%	15%
HOLLISTER (3)	$ 399,950	$ 428,834	$ (5,183)	$ 423,651	(7)%	(6)%
TOTAL COMPANY	$ 835,994	$ 812,762	$ (8,597)	$ 804,165	3%	4%

(in thousands)	Q1 2023	Q1 2022 GAAP	Q1 2022 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	Q1 2022 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY REGION: (4)						
UNITED STATES	$ 636,117	$ 585,106	$ —	$ 585,106	9%	9%
EMEA	139,258	163,969	(5,046)	158,923	(15)%	(12)%
APAC	33,333	29,897	(1,395)	28,502	11%	17%
OTHER (5)	27,286	33,790	(2,156)	31,634	(19)%	(14)%
INTERNATIONAL	$ 199,877	$ 227,656	$ (8,597)	$ 219,059	(12)%	(9)%
TOTAL COMPANY	$ 835,994	$ 812,762	$ (8,597)	$ 804,165	3%	4%

(1) The estimated impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share estimated impact from foreign currency is calculated using a 26% tax rate.

(2) Abercrombie includes the Abercrombie & Fitch and abercrombie kids brands.

(3) Hollister includes the Hollister, Gilly Hicks and Social Tourist brands.

(4) Net sales by geographic area are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in-store purchases and on the basis of the shipping location provided by customers for digital orders.

(5) Other includes all sales that do not fall within the United States, EMEA, or APAC regions, which are derived primarily in Canada.

A&F Co. | APPENDIX

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